                                  SCHEDULE 14A

                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement           [_] Soliciting Material Under Rule
[_]  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials

                 NICHOLAS-APPLEGATE CONVERTIBLE & INCOME FUND II
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                (Name of Registrant as Specified in its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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[_]  Fee paid previously with preliminary materials:

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[_]  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
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1)   Amount previously paid:

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2)   Form, Schedule or Registration Statement No.:

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3)   Filing Party:

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4)   Date Filed:

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                                ----------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 28, 2004

                                ----------------

    C/O PA FUND MANAGEMENT LLC (FORMERLY PIMCO ADVISORS FUND MANAGEMENT LLC)
                           1345 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10105

To the Shareholders of Nicholas-Applegate Convertible & Income Fund II (the
"Fund"):

     Notice is hereby given that an Annual Meeting of Shareholders (the
"Meeting") of the Fund will be held at the offices of PA Fund Management LLC,
1345 Avenue of the Americas, 49th Floor, New York, New York 10105, on Tuesday,
September 28, 2004 at 10:00 a.m., Eastern Time, for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated
August 30, 2004:

     1.   To elect three Trustees of the Fund, each to hold office for the term indicated and until their successors shall have been elected and qualified; and

     2.   To transact such other business as may properly come before the
          Meeting or any adjournments or postponements thereof.

     The Board of Trustees of the Fund has fixed the close of business on August
13, 2004 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of
Trustees of the Fund.

                                       By order of the Board of Trustees
                                       of the Fund

                                       /s/ Newton B. Schott, Jr.,

                                       Newton B. Schott, Jr.,
                                       Secretary

New York, New York
August 30, 2004

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON OR BY
PROXY, NO MATTER HOW MANY SHARES YOU OWN. IF YOU DO NOT EXPECT TO ATTEND THE
MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE APPLICABLE ENCLOSED PROXY OR
PROXIES IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE
UNITED STATES. PLEASE MARK AND MAIL YOUR PROXY OR PROXIES PROMPTLY IN ORDER TO
SAVE THE FUND ANY ADDITIONAL COSTS OF FURTHER PROXY SOLICITATIONS AND IN ORDER
FOR THE MEETING TO BE HELD AS SCHEDULED.

                 NICHOLAS-APPLEGATE CONVERTIBLE & INCOME FUND II

                           C/O PA FUND MANAGEMENT LLC
                           1345 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10105
                             ---------------------
                                 PROXY STATEMENT
                             ---------------------
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 28, 2004

                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the "Board") of Nicholas-Applegate Convertible & Income
Fund II ("NCZ" or the "Fund") of proxies to be voted at the Annual Meeting of
Shareholders of the Fund and any adjournment or postponement thereof (the
"Meeting"). The Meeting will be held at the offices of PA Fund Management LLC,
1345 Avenue of the Americas, 49th Floor, New York, New York 10105, on Tuesday,
September 28, 2004 at 10:00 a.m., Eastern Time.

     The Notice of Annual Meeting of Shareholders (the "Notice"), this Proxy
Statement and the enclosed Proxy Card are first being sent to Shareholders on or about August 30, 2004.

     The Meeting is scheduled as a meeting of the holders of common shares (the
"Common Shareholders") and preferred shares (the "Preferred Shareholders" and, together with Common Shareholders, the "Shareholders") of the Fund because the
Shareholders of the Fund are expected to consider and vote on similar matters.
Shareholders of the Fund will vote on the proposal set forth herein (the
"Proposal") and on any other matters that may properly come before the Meeting.

     The Board has fixed the close of business on August 13, 2004 as the record date (the "Record Date") for the determination of Shareholders of the Fund entitled to notice of, and to vote at, the Meeting, and any postponement or adjournment thereof. Shareholders of the Fund on the Record Date will be entitled to one vote on each matter to which they are entitled to vote and that is to be voted on by Shareholders of the Fund for each share held, and a fractional vote with respect to fractional shares, with no cumulative voting rights. The following table sets forth the number of shares of common stock
("Common Shares") and shares of preferred stock ("Preferred Shares" and, together with the Common Shares, the "Shares") issued and outstanding of the
Fund at the close of business on the Record Date:

                  OUTSTANDING                     OUTSTANDING
                 COMMON SHARES                  PREFERRED SHARES
                ---------------                -----------------
                   56,364,367                        20,200

     The classes of stock listed in the table above are the only classes of stock currently authorized by the Fund.

     At the Meeting, Preferred Shareholders of the Fund will have equal voting rights (i.e., one vote per Share) with the Fund's Common Shareholders and, except as discussed below, will vote together with

Common Shareholders as a single class on all proposals to be brought before the
Meeting. As summarized in the table below, (i) the Preferred Shareholders, voting as a separate class, have the right to vote on the election on Robert E.
Connor as a Trustee of the Fund, and (ii) the Common and Preferred
Shareholders, voting together as a single class, have the right to vote on the election of R. Peter Sullivan III and Paul Belica as Trustees of the Fund.

                                     SUMMARY

PROPOSAL                                                     COMMON SHAREHOLDERS   PREFERRED SHAREHOLDERS
----------------------------------------------------------- --------------------- -----------------------

ELECTION OF TRUSTEES
Election of R. Peter Sullivan III and Paul Belica .........          [X]                   [X]
Election of Robert E. Connor ..............................          N/A                   [X]

     You may vote by mailing the enclosed proxy card. Shares represented by duly executed and timely delivered proxies will be voted as instructed on the proxy.
If you mail the enclosed proxy and no choice is indicated for the Proposal listed in the attached Notice, your proxy will be voted in favor of the election of all nominees. At any time before it has been voted, your proxy may be revoked in one of the following ways: (i) by delivering a signed, written letter of revocation to the Secretary of the Fund at 1345 Avenue of the Americas, New
York, NY 10105, (ii) by properly executing and delivering a later-dated proxy, or (iii) by attending the Meeting, requesting return of any previously delivered proxy and voting in person. If any proposal, other than the Proposal set forth herein, properly comes before the Meeting, Shares represented by the proxies will be voted on all such proposals in the discretion of the person, or persons, voting the proxies.

     The principal executive offices of the Fund are located at 1345 Avenue of the Americas, New York, New York 10105. PA Fund Management LLC (the "Manager")
serves as the investment manager of the Fund and retains its affiliate,
Nicholas-Applegate Capital Management LLC ("NACM"), to serve as the Fund's sub-adviser. Additional information regarding the Manager and NACM may be found under "Additional Information -- Investment Manager and Portfolio Manager"
below.

     The solicitation will be by mail primarily and the cost of soliciting proxies will be borne by the Fund. Certain officers of the Fund and certain officers and employees of the Manager or its affiliates (none of whom will receive additional compensation therefor) may solicit proxies by telephone, mail, e-mail and personal interviews. Any out-of pocket expenses incurred in connection with the solicitation will be borne by the Fund.

     As of August 13, 2004, the Trustees and nominees and the officers of the
Fund as a group and individually beneficially owned less than one percent (1%)
of the Fund's outstanding Common Shares and Preferred Shares and, to the knowledge of the Fund, no person beneficially owned more than five percent (5%)
of the outstanding Shares of any class of the Fund.

                        PROPOSAL: ELECTION OF TRUSTEES

     In accordance with the Fund's Amended and Restated Agreement and
Declaration of Trust (the "Declaration"), the Trustees have been divided into the following three classes (each a "Class"): Class I, Class II and Class III.
The term of office of the Class I Trustees will expire at the Meeting; the term of office of the Class II Trustees will expire at the 2005 annual meeting of shareholders; and the term of office of the Class III Trustees will expire at the 2006 annual meeting of shareholders. Currently, Robert E. Connor and Paul
Belica are the Class I Trustees on the Board. Because their terms will expire at the Meeting, the Nominating Committee has recommended to the Board that Mr.
Connor and Mr. Belica be nominated for re-election as Class I Trustees at the
Meeting.

     In December 2003, the Board determined to increase its size from three to four members and the Fund's Nominating Committee recommended to the Board that
Paul Belica be nominated to serve as a Class I Trustee of the Fund to fill the vacancy created by such action. In June 2004, the Board determined to increase its size from four to five members and the Fund's Nominating Committee recommended to the Board that R. Peter Sullivan III be nominated to serve as a
Trustee of the Fund to fill the vacancy created by such action. Mr. Sullivan has been nominated to serve as a Class II Trustee.

     Consistent with the Declaration, if elected, the nominees shall hold office for terms that coincide with the Class of Trustees to which they have been designated. Therefore, if elected at the Meeting, Mr. Connor and Mr.
Belica will serve terms coinciding with the Class I Trustees, which will expire at the Fund's 2007 annual meeting and Mr. Sullivan will serve a term coinciding with the Class II Trustees, which will expire at the Fund's 2005 annual meeting.

     All members of the Board are or will be, if elected, "Continuing
Trustees," as such term is defined in the Declaration, having either served as
Trustee since the inception of the Fund or having been nominated by at least a majority of the Continuing Trustees then members of the Board.

     At any annual meeting of shareholders, any Trustee elected to fill a vacancy that has arisen since the preceding annual meeting of shareholders where such vacancy arose other than by an increase in the number of Trustees
(whether or not such vacancy has been filled by election of a new Trustee by the Board of Trustees) shall hold office for a term that coincides with the remaining term of the Class of Trustees to which such office was previously assigned, and until his successor shall be elected and shall qualify.

     The following table summarizes the nominees who will stand for election at the Meeting, the respective Class of Trustees to which they have been designated and the expiration of their respective terms if elected:

TRUSTEE/NOMINEE                            CLASS      EXPIRATION OF TERM IF ELECTED*
-------------------------------------   ----------   -------------------------------

     Robert E. Connor ...............   Class I            2007 Annual Meeting
     Paul Belica ....................   Class I            2007 Annual Meeting
     R. Peter Sullivan III ..........   Class II           2005 Annual Meeting

----------
*    A Trustee elected at an annual meeting shall hold office until the annual meeting for the year in which his term expires and until his successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

     Under this classified Board structure, only those Trustees in a single
Class may be replaced in any one year, and it would require a minimum of two years to change a majority of the Board under normal

circumstances. This structure, which may be regarded as an "anti-takeover"
provision, may make it more difficult for Shareholders to change the majority of Trustees of the Fund and, thus, promotes the continuity of management.

     Unless authority is withheld, it is the intention of the persons named in the enclosed proxy for the Fund to vote each proxy for the persons listed above.
Each of the nominees has indicated he will serve if elected, but if he should be unable to serve for the Fund, the proxy holders may vote in favor of such substitute nominee as the Board may designate (or the Board may determine to leave a vacancy).

INFORMATION REGARDING TRUSTEES AND NOMINEES.

     The following table provides information concerning the Trustees/Nominees of the Fund.

                                                                                                     NUMBER OF
                                                                                                   PORTFOLIOS IN
                                                                                                       FUND           OTHER
                                 POSITION(S)     TERM OF                                              COMPLEX     DIRECTORSHIPS
                                     HELD       OFFICE AND                                          OVERSEEN BY      HELD BY
                                   WITH THE     LENGTH OF          PRINCIPAL OCCUPATION(S)           TRUSTEE/       TRUSTEE/
NAME, ADDRESS*, AND AGE              FUND      TIME SERVED         DURING THE PAST 5 YEARS            NOMINEE        NOMINEE
------------------------------- ------------- ------------- ------------------------------------- -------------- --------------

Independent Trustees/Nominees**
Paul Belica                     Trustee       Since         Trustee, Fixed Income SHares,               20       None.
Age 82                                        December      PIMCO Municipal Income Fund,
                                              2003          PIMCO California Municipal
Class I                                                     Income Fund, PIMCO New York
                                                            Municipal Income Fund, PIMCO
                                                            Corporate Income Fund, PIMCO
                                                            Municipal Income Fund II, PIMCO
                                                            California Municipal Income Fund
                                                            II, PIMCO New York Municipal
                                                            Income Fund II, PIMCO Municipal
                                                            Income Fund III, PIMCO California
                                                            Municipal Income Fund III, PIMCO
                                                            New York Municipal Income Fund
                                                            III, PIMCO Corporate Opportunity
                                                            Fund, Nicholas-Applegate
                                                            Convertible & Income Fund,
                                                            PIMCO High Income Fund,
                                                            Nicholas-Applegate Convertible &
                                                            Income Fund II and PIMCO
                                                            Floating Rate Income Fund;
                                                            Director, Municipal Advantage Fund
                                                            Inc.; Director, Student Loan Finance
                                                            Corp., Education Loans, Inc., Goal
                                                            Funding, Inc., Goal Funding II, Inc.
                                                            and Surety Loan Fund, Inc.;
                                                            Formerly, senior executive and
                                                            member of the Board of Smith
                                                            Barney, Harris Upham & Co., and
                                                            the CEO of five State of New York
                                                            agencies.

                                                                                               NUMBER OF
                                                                                             PORTFOLIOS IN
                                                                                                 FUND           OTHER
                           POSITION(S)     TERM OF                                              COMPLEX     DIRECTORSHIPS
                               HELD       OFFICE AND                                          OVERSEEN BY      HELD BY
                             WITH THE     LENGTH OF          PRINCIPAL OCCUPATION(S)           TRUSTEE/       TRUSTEE/
NAME, ADDRESS*, AND AGE        FUND      TIME SERVED         DURING THE PAST 5 YEARS            NOMINEE        NOMINEE
------------------------- ------------- ------------- ------------------------------------- -------------- --------------

Robert E. Connor          Trustee       Since         Trustee, Fixed Income SHares,               20       None.
Age 69                                  inception     PIMCO Municipal Income Fund,
                                        (July 2003)   PIMCO California Municipal
Class I                                               Income Fund, PIMCO New York
                                                      Municipal Income Fund, PIMCO
                                                      Corporate Income Fund, PIMCO
                                                      Municipal Income Fund II, PIMCO
                                                      California Municipal Income Fund
                                                      II, PIMCO New York Municipal
                                                      Income Fund II, PIMCO Municipal
                                                      Income Fund III, PIMCO California
                                                      Municipal Income Fund III, PIMCO
                                                      New York Municipal Income Fund
                                                      III, PIMCO Corporate Opportunity
                                                      Fund, Nicholas-Applegate
                                                      Convertible & Income Fund,
                                                      PIMCO High Income Fund,
                                                      Nicholas-Applegate Convertible &
                                                      Income Fund II and PIMCO
                                                      Floating Rate Income Fund;
                                                      Director, Municipal Advantage
                                                      Fund, Inc.; Corporate Affairs
                                                      Consultant. Formerly, Senior Vice
                                                      President, Corporate Office, Smith
                                                      Barney Inc.

John J. Dalessandro II+   Trustee       Since         Trustee, PIMCO Municipal Income             15       None.
Age 67                                  inception     Fund, PIMCO California Municipal
                                        (July 2003)   Income Fund, PIMCO New York
Class II                                              Municipal Income Fund, PIMCO
                                                      Corporate Income Fund, PIMCO
                                                      Municipal Income Fund II, PIMCO
                                                      California Municipal Income Fund
                                                      II, PIMCO New York Municipal
                                                      Income Fund II, PIMCO Municipal
                                                      Income Fund III, PIMCO California
                                                      Municipal Income Fund III, PIMCO
                                                      New York Municipal Income Fund
                                                      III, PIMCO Corporate Opportunity
                                                      Fund, Nicholas-Applegate
                                                      Convertible & Income Fund,
                                                      PIMCO High Income Fund,
                                                      Nicholas-Applegate Convertible &
                                                      Income Fund II and PIMCO
                                                      Floating Rate Income Fund.
                                                      Formerly, President and Director,
                                                      J.J. Dalessandro II Ltd., registered
                                                      broker-dealer and member of the
                                                      New York Stock Exchange.

                                                                                             NUMBER OF
                                                                                           PORTFOLIOS IN
                                                                                               FUND           OTHER
                           POSITION(S)     TERM OF                                            COMPLEX     DIRECTORSHIPS
                               HELD       OFFICE AND                                        OVERSEEN BY      HELD BY
                             WITH THE     LENGTH OF         PRINCIPAL OCCUPATION(S)          TRUSTEE/       TRUSTEE/
NAME, ADDRESS*, AND AGE        FUND      TIME SERVED        DURING THE PAST 5 YEARS           NOMINEE        NOMINEE
------------------------- ------------- ------------- ----------------------------------- -------------- --------------

Hans W. Kertess           Trustee       Since         President, H. Kertess & Co.;              15       None.
Age 65                                  inception     Trustee, PIMCO Municipal Income
                                        (July 2003)   Fund, PIMCO California Municipal
Class III                                             Income Fund, PIMCO New York
                                                      Municipal Income Fund, PIMCO
                                                      Corporate Income Fund, PIMCO
                                                      Municipal Income Fund II, PIMCO
                                                      California Municipal Income Fund
                                                      II, PIMCO New York Municipal
                                                      Income Fund II, PIMCO Municipal
                                                      Income Fund III, PIMCO California
                                                      Municipal Income Fund III, PIMCO
                                                      New York Municipal Income Fund
                                                      III, PIMCO Corporate Opportunity
                                                      Fund, Nicholas-Applegate
                                                      Convertible & Income Fund,
                                                      PIMCO High Income Fund,
                                                      Nicholas-Applegate Convertible &
                                                      Income Fund II and PIMCO
                                                      Floating Rate Income Fund.
                                                      Formerly, Managing Director, Royal
                                                      Bank of Canada Capital Markets.

R. Peter Sullivan III     N/A           N/A           Trustee, PIMCO Municipal Income           11       None.
Age 62                                                Fund, PIMCO California Municipal
                                                      Income Fund, PIMCO New York
Class II                                              Municipal Income Fund, PIMCO
                                                      Corporate Income Fund, PIMCO
                                                      Municipal Income Fund II, PIMCO
                                                      California Municipal Income Fund
                                                      II, PIMCO New York Municipal
                                                      Income Fund II, PIMCO Municipal
                                                      Income Fund III, PIMCO California
                                                      Municipal Income Fund III, PIMCO
                                                      New York Municipal Income Fund
                                                      III and Nicholas-Applegate
                                                      Convertible & Income Fund.
                                                      Formerly, Managing Partner, Bear
                                                      Wagner Specialists LLC, specialist
                                                      firm on the New York Stock
                                                      Exchange.

----------
*    Unless otherwise indicated, the business address of the persons listed above is c/o PA Fund Management LLC, 1345 Avenue of the Americas, New York,
     New York 10105.

**   "Independent Trustees" or "Independent Nominees" are those Trustees or nominees who are not "interested persons," as defined in the Investment
     Company Act of 1940, as amended (the "1940 Act"), of the Fund.

+    Mr. Dalessandro is treated by the Fund as not being an "interested person"
     (as defined in Section 2(a)(19) of the 1940 Act) of the Fund, the Manager
     or NACM, despite his affiliation with J.J. Dalessandro II Ltd., a member of the New York Stock Exchange, Inc. (the "New York Stock

     Exchange") that operates as a floor broker and effects portfolio transactions for other brokers, generally other members of the New York
     Stock Exchange, and one unrelated investment adviser.

     The following table states the dollar range of equity securities beneficially owned as of August 13, 2004 by each Trustee and nominee of the
Fund and, on an aggregate basis, in any registered investment companies overseen by the Trustee or nominee in the "family of investment companies"
including the Fund.

                                      DOLLAR RANGE OF         AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                                           EQUITY                REGISTERED INVESTMENT COMPANIES OVERSEEN BY
NAME OF TRUSTEE/NOMINEE           SECURITIES IN THE FUND*   TRUSTEE/NOMINEE IN THE FAMILY OF INVESTMENT COMPANIES*
-------------------------------- ------------------------- -------------------------------------------------------

INDEPENDENT TRUSTEES/NOMINEES
Paul Belica ....................           None.                               Over $100,000.
Robert E. Connor ...............           None.                                    None.
Hans W. Kertess ................           None.                                    None.
R. Peter Sullivan III ..........           None.                                    None.
John J. Dalessandro II .........           None.                                    None.

----------
*    Securities are valued as of August 13, 2004.

     To the knowledge of the Fund, as of August 13, 2004, Trustees and nominees who are Independent Trustees or Independent Nominees and their immediately family members did not own securities of an investment adviser or principal underwriter of the Fund or a person (other than a registered investment company)
directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund.

     COMPENSATION. The Fund, PIMCO Municipal Income Fund, PIMCO California
Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal
Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York
Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California
Municipal Income Fund III, PIMCO New York Municipal Income Fund III, PIMCO
Corporate Income Fund, PIMCO Corporate Opportunity Fund, Nicholas-Applegate
Convertible & Income Fund, PIMCO High Income Fund and PIMCO Floating Rate Income
Fund (collectively, the "PA Closed-End Funds") are expected to hold joint meetings of their Boards of Trustees whenever possible. Each Trustee, other than any Trustee who is a director, officer, partner or employee of the Manager or
NACM or any entity controlling, controlled by or under common control with the
Manager or NACM, receives compensation for their attendance at joint meetings and for their service on Board committees. Trustees will receive up to a maximum of (i) $25,000 for each quarterly joint meeting for the first four joint meetings in each year, (ii) $5,000 for each additional joint meeting in such year if the meetings are attended in person and (iii) $1,000 for joint telephonic meetings. Each Trustee receives a pro rata percentage of the aforementioned fees based on the respective net assets of the PA Closed-End
Funds (including assets attributable to any preferred shares that may be outstanding), on which that Trustee serves. In addition, each Trustee who serves as a member of an Audit Oversight Committee will receive $1,000 per fund per meeting of the Audit Oversight Committees for those PA Closed-End Funds. An
Audit Oversight Committee Chairman annually receives $500 annually per fund for which he serves as Chairman. Trustees will also be reimbursed for meeting-related expenses.

     Each Trustee's compensation and other meeting-related expenses are allocated pro rata among the PA Closed-End Funds on whose Boards the Trustee serves based on each such Fund's net assets, including net assets attributable to any Preferred Shares that may be outstanding.

     The PA Closed-End Funds do not provide any pension or other retirement benefits to their Trustees.

     The following table provides information concerning the compensation paid to the Trustees and nominees for the Fund's fiscal year ended June 30, 2004.
For the fiscal year ended June 30, 2004, the Trustees and nominees received the compensation set forth in the following table for serving as trustees of the
Fund, if applicable, and other funds in the same "Fund Complex" as the Fund.
Each officer and Trustee or nominee, who is a director, officer, partner, member or employee of the Manager or NACM, or any entity controlling, controlled by or under common control with the Manager or NACM, serves without any compensation from the Fund.

                               COMPENSATION TABLE

                                                                      TOTAL COMPENSATION FROM
                                   AGGREGATE COMPENSATION FROM       THE FUND AND FUND COMPLEX
                                  THE FUND FOR THE FISCAL YEAR   PAID TO TRUSTEES/NOMINEES FOR THE
NAME OF TRUSTEE                       ENDED JUNE 30, 2004*       FISCAL YEAR ENDED JUNE 30, 2004**
-------------------------------- ------------------------------ ----------------------------------

Paul Belica ....................             $ 7,203                         $128,087
Robert E. Connor ...............             $21,480                         $151,794
Hans W. Kertess ................             $21,480                         $127,428
R. Peter Sullivan III ..........               N/A                           $ 53,336
John J. Dalessandro II .........             $19,480                         $124,794

----------
*    The initial fiscal year of the Fund, which ended June 30, 2004, covered only eleven months. Because these eleven months included all quarterly
     Board meetings, the amounts listed above reflect what each Trustee would have received during a full fiscal year.

**   In addition to fifteen PA Closed-End Funds, during the most recently completed fiscal year, Mr. Belica and Mr. Connor served as Trustees of one open-end investment company (comprising four separate investment portfolios) advised by the Manager and one closed-end investment company advised by the Manager. These investment companies are considered to be in the same "Fund Complex" as the Fund.

     The Fund has no employees. The Fund's officers are compensated by the
Manager, NACM or one of their affiliates.

BOARD COMMITTEES AND MEETINGS.

     AUDIT OVERSIGHT COMMITTEE. The Board has established an Audit Oversight
Committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), consisting of Messrs. Belica, Connor and Kertess, each of whom is an Independent Trustee. The Fund's Audit Oversight
Committee provides oversight with respect to the internal and external accounting and auditing procedures of the Fund and, among other things, determines the selection of independent registered public accounting firm for the Fund and considers the scope of the audit, approves all audit and permitted non-audit services proposed to be performed by those auditors on behalf of the
Fund, and services to be performed by the auditors for certain affiliates, including the Manager and

NACM and entities in a control relationship with the Manager or NACM that provide services to the Fund where the engagement relates directly to the operations and financial reporting of the Fund. The Committee considers the possible effect of those services on the independence of the Fund's auditors.

     Each member of the Audit Oversight Committee is "independent," as independence for audit committee members is defined in the currently applicable listing standards of the New York Stock Exchange, on which the Common Shares of the Fund are listed.

     The Board has adopted a written charter for the Audit Oversight Committee, a copy of which is included as Exhibit A to this Proxy Statement. The charter was adopted on January 14, 2004 to conform to newly adopted rules of the New
York Stock Exchange. The Committee was governed by a different charter prior to that time. A report of the Audit Oversight Committee, dated August 17, 2004, is attached to this Proxy Statement as Exhibit B.

     NOMINATING COMMITTEE. The Board has a Nominating Committee composed solely of Independent Trustees, consisting of Messrs. Belica, Connor and Kertess. The
Nominating Committee is responsible for reviewing and recommending qualified candidates to the Board in the event that a position is vacated or created. The
Nominating Committee has adopted a charter, which is posted on the following website: www.pimcoadvisors.com/closedendfunds/literature.

     Qualifications, Evaluation and Identification of Trustee Nominees. The
Nominating Committee of the Fund requires that Trustee candidates have a college degree or equivalent business experience. When evaluating candidates, the Fund's Nominating Committee may take into account a wide variety of factors including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii)
relevant industry and related experience, (iii) educational background, (iv)
financial expertise, (v) an assessment of the candidate's ability, judgment and expertise and (vi) overall Board composition. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following sources: (i) the Fund's current Trustees, (ii) the Fund's officers, (iii) the Fund's Shareholders and (iv) any other source the Committee deems to be appropriate. The Nominating Committee may, but is not required to, retain a third party search firm at the Fund's expense to identity potential candidates.

     Consideration of Candidates Recommended by Shareholders. The Nominating
Committee of the Fund will review and consider nominees recommended by
Shareholders to serve as Trustee, provided that the recommending Shareholder follows the Procedures for Shareholders to Submit Nominee Candidates, which are set forth as Appendix B to the Fund's Nominating Committee Charter. Among other requirements, these procedures provide that the recommending Shareholder must submit any recommendation in writing to the Fund, to the attention of the
Fund's Secretary, at the address of the principal executive offices of the Fund and that such submission must be received at such offices not less than 45 days nor more than 75 days prior to the date of the Board or shareholder meeting at which the nominee would be elected. Any recommendation must include certain biographical and other information regarding the candidate and the recommending
Shareholder, and must include a written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected. The foregoing description of the requirements is only a summary. Please refer to Appendix B to the Nominating Committee Charter, which is available at
www.pimcoadvisors.com/closedendfunds/literature, for details.

     The Nominating Committee has full discretion to reject nominees recommended by Shareholders, and there is no assurance that any such person properly recommended and considered by the Committee will be nominated for election to the Board of the Fund.

     Recommendation of Nominees (Other than Nominees Nominated for
Re-Election). The Independent Trustees of the Board recommended Mr. Sullivan to the Nominating Committee as a candidate for

nomination as Trustee and Mr. Sullivan was nominated by the Nominating
Committee and all of the Continuing Trustees then members of the Board.

     VALUATION COMMITTEE. The Board has a Valuation Committee, consisting of
Messrs. Belica, Connor, and Kertess. The Board has delegated to the Committee the responsibility to determine or cause to be determined the fair value of the
Fund's portfolio securities and other assets when market quotations are not readily available. The Valuation Committee reviews and approves procedures for the fair valuation of the Fund's portfolio securities and periodically reviews information from the Manager and NACM regarding fair value and liquidity determinations made pursuant to Board-approved procedures, and makes related recommendations to the full Board and assists the full Board in resolving particular fair valuation and other valuation matters.

     COMPENSATION COMMITTEE. The Board has a Compensation Committee, consisting of Messrs. Belica, Connor and Kertess. The Compensation Committee meets as the
Board deems necessary to review and make recommendations regarding compensation payable to the Trustees of the Fund who are not directors, officers, partners or employees of the Manager, NACM or any entity controlling, controlled by or under common control with the Manager or NACM.

     MEETINGS. During the fiscal year ended June 30, 2004, the Board of
Trustees held four regular meetings and three special meetings, the Audit
Oversight Committee met in separate session once, the Valuation and
Compensation Committees did not meet, and the Nominating Committee met twice.
Each Trustee attended at least 75% of the regular and special meetings of the
Board and meetings of the committees on which such Trustee served that were held during the fiscal year ended June 30, 2004. Mr. Belica became a Trustee in
December 2003. Mr. Sullivan is not currently a Trustee of the Fund.

     SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF TRUSTEES. The Board of
Trustees has adopted procedures by which Fund Shareholders may send communications to the Board. Shareholders may mail written communications to the Board to the attention of the Board of Trustees, Nicholas-Applegate
Convertible & Income Fund II, c/o Brian Shlissel, Fund President, PA Fund
Management LLC, 1345 Avenue of the Americas, New York, NY 10105. Shareholder
communications must (i) be in writing and be signed by the Shareholder and (ii)
identify the class and number of Shares held by the Shareholder. The President of the Fund is responsible for reviewing properly submitted shareholder communications. The President shall either (i) provide a copy of each properly submitted shareholder communication to the Board at its next regularly scheduled Board meeting or (ii) if the President determines that the communication requires more immediate attention, forward the communication to the Trustees promptly after receipt. The President may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Fund or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Fund or is otherwise ministerial in nature. These procedures do not apply to (i) any communication from an officer or Trustee of the Fund, (ii) any communication from an employee or agent of the Fund, unless such communication is made solely in such employee's or agent's capacity as a shareholder, or (iii) any shareholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act or any communication made in connection with such a proposal. The Fund's Trustees are not required to attend the Fund's annual shareholder meetings or to otherwise make themselves available to shareholders for communications, other than by the aforementioned procedures. The Meeting is the Fund's first annual meeting of shareholders.

     SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE. The Fund's
Trustees and certain officers, investment advisers, certain affiliated persons of the investment advisers and persons who own more than 10% of any class of outstanding securities of the Fund (i.e., the Fund's Common Shares or

                                       10

Preferred Shares) are required to file forms reporting their affiliation with the Fund and reports of ownership and changes in ownership of the Fund's securities with the Securities and Exchange Commission (the "SEC") and the New
York Stock Exchange. These persons and entities are required by SEC regulation to furnish the Fund with copies of all such forms they file. Based solely on a review of these forms furnished to the Fund, the Fund believes that each of the
Trustees and relevant officers, investment advisers and relevant affiliated persons of the investment advisers has complied with all applicable filing requirements during the fiscal year ended June 30, 2004.

     REQUIRED VOTE.  Election of Messrs. Belica and Sullivan to the Board of
Trustees will require the affirmative vote of a plurality of the votes of
Common Shareholders and Preferred Shareholders (voting together as a single class) cast in the election of Trustees at the Meeting, in person or by proxy.
Election of Mr. Connor to the Board of Trustees will require the affirmative vote of a plurality of the votes of the Preferred Shareholders (voting as a separate class) cast in the election of Trustees at the Meeting, in person or by proxy.

                  THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY
                   RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL.

                                       11

                            ADDITIONAL INFORMATION

     EXECUTIVE AND OTHER OFFICERS OF THE FUND. The table below provides certain information concerning the executive officers of the Fund and certain other officers who perform similar duties. Officers hold office at the pleasure of the
Board and until their successors are appointed and qualified or until their earlier resignation or removal. Officers and employees of the Fund who are principals, officers, members or employees of the Manager or NACM are not compensated by the Fund. Unless otherwise noted, the address of all officers is
c/o PA Fund Management LLC, 1345 Avenue of the Americas, New York, New York
10105.

                           POSITION(S)      TERM OF OFFICE
                            HELD WITH       AND LENGTH OF
NAME, ADDRESS AND AGE          FUND          TIME SERVED          PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
-----------------------   -------------   -----------------   ------------------------------------------------------

Brian S. Shlissel         President       Since inception     Executive Vice President and Chief Administrative
Age 39                    and Chief       (July 2003)         Officer, PA Fund Management LLC; Trustee, President
                          Executive                           and Chief Executive Officer, PIMCO Advisors VIT;
                          Officer                             President and Chief Executive Officer, Fixed Income
                                                              SHares, PIMCO Municipal Income Fund, PIMCO
                                                              California Municipal Income Fund, PIMCO New York
                                                              Municipal Income Fund, PIMCO Municipal Income
                                                              Fund II, PIMCO California Municipal Income Fund II,
                                                              PIMCO New York Municipal Income Fund II, PIMCO
                                                              Municipal Income Fund III, PIMCO California
                                                              Municipal Income Fund III, PIMCO New York
                                                              Municipal Income Fund III, PIMCO Corporate Income
                                                              Fund, PIMCO Corporate Opportunity Fund,
                                                              Nicholas-Applegate Convertible & Income Fund,
                                                              PIMCO High Income Fund, Nicholas-Applegate
                                                              Convertible & Income Fund II, PIMCO Floating Rate
                                                              Income Fund and Municipal Advantage Fund, Inc.

Newton B. Schott, Jr.     Vice            Since inception     Managing Director, Chief Administrative Officer,
2187 Atlantic Street      President,      (July 2003)         General Counsel and Secretary, PA Distributors LLC;
Stamford, CT 06902        Secretary                           Managing Director, Chief Legal Officer and Secretary,
Age 62                                                        PA Fund Management LLC; President, Chief Executive
                                                              Officer and Secretary, PIMCO Funds: Multi-Manager
                                                              Series; Vice President and Secretary, PIMCO Municipal
                                                              Income Fund, PIMCO California Municipal Income
                                                              Fund, PIMCO New York Municipal Income Fund,
                                                              PIMCO Municipal Income Fund II, PIMCO California
                                                              Municipal Income Fund II, PIMCO New York Municipal
                                                              Income Fund II, PIMCO Municipal Income Fund III,
                                                              PIMCO California Municipal Income Fund III, PIMCO
                                                              New York Municipal Income Fund III, PIMCO
                                                              Corporate Income Fund, PIMCO Corporate Opportunity
                                                              Fund, Nicholas-Applegate Convertible & Income Fund,
                                                              PIMCO High Income Fund, Nicholas-Applegate
                                                              Convertible & Income Fund II, PIMCO Floating Rate
                                                              Income Fund and Municipal Advantage Fund, Inc.;
                                                              Secretary, Fixed Income SHares.

                                       12

                            POSITION(S)       TERM OF OFFICE
                             HELD WITH        AND LENGTH OF
NAME, ADDRESS AND AGE           FUND           TIME SERVED         PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
-----------------------   ---------------   -----------------   ----------------------------------------------------

Lawrence Altadonna        Treasurer;        Since inception     Senior Vice President, PA Fund Management LLC;
Age 38                    Principal         (July 2003)         Treasurer and Principal Financial and Accounting
                          Financial and                         Officer, PIMCO Municipal Income Fund, PIMCO
                          Accounting                            California Municipal Income Fund, PIMCO New York
                          Officer                               Municipal Income Fund, PIMCO Municipal Income
                                                                Fund II, PIMCO California Municipal Income Fund II,
                                                                PIMCO New York Municipal Income Fund II, PIMCO
                                                                Municipal Income Fund III, PIMCO California
                                                                Municipal Income Fund III, PIMCO New York
                                                                Municipal Income Fund III, PIMCO Corporate Income
                                                                Fund, PIMCO Corporate Opportunity Fund,
                                                                Nicholas-Applegate Convertible & Income Fund,
                                                                PIMCO High Income Fund, Nicholas-Applegate
                                                                Convertible & Income Fund II, PIMCO Floating Rate
                                                                Income Fund and Municipal Advantage Fund, Inc.;
                                                                Treasurer, Fixed Income SHares and PIMCO Advisors
                                                                VIT. Formerly, Director of Fund Administration,
                                                                Prudential Investments.

Douglas Forsyth           Vice              Since inception     Lead Portfolio Manager, Executive Committee, NACM.
600 W. Broadway           President         (July 2003)         Vice President, Nicholas-Applegate Convertible &
San Diego, CA 92101                                             Income Fund and Nicholas-Applegate Convertible &
Age 35                                                          Income Fund II.

Jennifer Patula           Assistant         Since February      Assistant Secretary, PIMCO Municipal Income Fund,
Age 26                    Secretary         2004                PIMCO California Municipal Income Fund, PIMCO
                                                                New York Municipal Income Fund, PIMCO Municipal
                                                                Income Fund II, PIMCO California Municipal Income
                                                                Fund II, PIMCO New York Municipal Income Fund II,
                                                                PIMCO Municipal Income Fund III, PIMCO California
                                                                Municipal Income Fund III, PIMCO New York
                                                                Municipal Income Fund III, PIMCO Corporate Income
                                                                Fund, PIMCO Corporate Opportunity Fund,
                                                                Nicholas-Applegate Convertible & Income Fund,
                                                                PIMCO High Income Fund, Nicholas-Applegate
                                                                Convertible & Income Fund II, PIMCO Floating Rate
                                                                Income Fund, Municipal Advantage Fund, Inc., Fixed
                                                                Income SHares and PIMCO Advisors VIT.

     INVESTMENT MANAGER AND PORTFOLIO MANAGER. The Manager, located at 1345
Avenue of the Americas, New York, New York 10105, serves as the investment manager of the Fund. The Manager retains its affiliate, NACM, as sub-adviser to manage the Fund's investments. NACM is located at 600 W. Broadway, San Diego,
CA 92101. The Manager and NACM are each majority-owned indirect subsidiaries of
Allianz AG, a publicly traded German insurance and financial services company.

     REGULATORY AND LITIGATION MATTERS. On May 6, 2004, the SEC filed a complaint in the U.S. District Court in the Southern District of New York
alleging that the Investment Manager, certain affiliates of the Investment
Manager and certain of their officers had, among other things, violated various antifraud provisions of the federal securities laws in connection with an alleged market-timing arrangement involving trading of shares of certain open-end investment companies managed by the Investment Manager and/or an affiliate of the Investment Manager. The complaint seeks injunctive relief, disgorgement plus pre-judgment interest, monetary penalties, and an order permanently enjoining the defendants from serving as investment advisers, principal underwriters, officers, directors, or members of any advisory boards to any registered investment companies.

                                       13

     On June 1, 2004, the Attorney General of the State of New Jersey announced that it had entered into a settlement agreement (the "New Jersey Settlement")
with certain affiliates of the Investment Manager, including its parent,
Allianz Dresdner Asset Management of America L.P. ("ADAM"), in connection with the complaint filed by the New Jersey Attorney General on February 17, 2004. In
the New Jersey Settlement, ADAM and certain of its affiliates neither admitted nor denied the allegations or conclusions of law, but did agree to pay New
Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the New Jersey Settlement alleged, among other things, that ADAM and certain affiliates had failed to disclose that they improperly allowed certain hedge funds to engage in "market timing" in certain open-end investment companies managed by the Investment Manager and certain of its affiliates. The complaint sought injunctive relief, civil monetary penalties, restitution and disgorgement of profits.

     In November 2003, the SEC settled an enforcement action against an unrelated broker-dealer relating to the undisclosed receipt of fees from certain mutual fund companies in return for preferred marketing of their funds and announced that it would be investigating mutual funds and their distributors generally with respect to compensation arrangements (sometimes called "revenue sharing") relating to the sale of mutual fund shares. In that connection, the Investment Manager and certain of its affiliates are under investigation by the SEC relating to revenue-sharing arrangements and the use of brokerage commissions to recognize brokers effecting sales of certain open-end investment companies advised by the Investment Manager and its affiliates. In addition, the Attorney General of the State of California has
publicly announced an investigation into the brokerage recognition and revenue-sharing arrangements of these open-end investment companies. Settlement discussions with the SEC staff and the California Attorney General with respect to these matters are in process, and it is possible that in connection with any settlements, payments will be made to the investment companies involved.

     Since February 2004, the Investment Manager, NACM and certain of their affiliates and employees, and various other investment companies advised by the
Investment Manager or NACM and their trustees have been named as defendants in
14 lawsuits filed in U.S. District Court in the Southern District of New York,
the Central District of California and the Districts of New Jersey and
Connecticut. Ten of those lawsuits concern "market timing," and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District
Court for the District of Maryland; four of those lawsuits concern "revenue sharing" and have been consolidated into a single action in the U.S. District
Court for the District Court of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the specified funds during specified periods or as derivative actions on behalf of the specified funds. The lawsuits generally relate to the same facts that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution. The Investment Manager and NACM believe that other similar lawsuits may be filed in federal or state courts naming ADAM, the
Investment Manager, NACM, various investment companies they advise (which may include the Fund), their trustees and/or their affiliates and employees.

     Under Section 9(a) of the 1940 Act, if any of the regulatory proceedings or lawsuits were to result in a court injunction against the Investment
Manager, NACM, ADAM and/or their affiliates, they and their affiliates would, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser/sub-adviser or principal underwriter for any registered investment company, including the Fund. ADAM and certain of its subsidiaries have responded to an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a). The Investment Manager and

                                       14

ADAM have determined that all those entities and their affiliates will seek exemptive relief from the SEC under Section 9(c) of the 1940 Act, although there is no assurance that such exemptive relief will be granted.

     In addition, it is possible that these matters and/or other developments resulting from these matters could lead to a decrease in the market price of the Fund's Shares or other adverse consequences to the Fund. However, the
Investment Manager and NACM believe that these matters are not likely to have a material adverse effect on the Fund or on the Investment Manager's or NACM's ability to perform their respective investment advisory services relating to the Fund.

     The foregoing speaks only as of the date of this Proxy Statement. There may be additional litigation or regulatory developments in connection with the matters discussed above.

     INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. The Audit Oversight
Committee of the Fund's Board unanimously selected PricewaterhouseCoopers LLP
("PwC") as the independent registered public accounting firm for the current fiscal year ending June 30, 2005. PwC served as the independent registered public accounting firm of the Fund for the last fiscal year and also serves as the independent registered public accounting firm of various other investment companies for which the Manager and NACM serve as investment adviser or sub-adviser. PwC is located at 300 Madison Avenue, New York, New York 10017.
The Fund knows of no direct financial or material indirect financial interest of PwC in the Fund.

     A representative of PwC, if requested by any Shareholder, will be present via a telephone at the Meeting to respond to appropriate questions from
Shareholders and will have an opportunity to make a statement if he or she chooses to do so.

     The Fund's Audit Oversight Committee has adopted written policies relating to the pre-approval of audit and permitted non-audit services to be performed by the Fund's independent registered public accounting firm. Under the policies, on an annual basis, the Fund's Audit Oversight Committee reviews and pre-approves proposed audit and permitted non-audit services to be performed by the independent registered public accounting firm on behalf of the Fund. The
President of the Fund also pre-approves any permitted non-audit services to be provided to the Fund.

     In addition, the Fund's Audit Oversight Committee pre-approves annually any permitted non-audit services (including audit-related services) to be provided by the independent auditors to the Manager, NACM and any entity controlling, controlled by, or under common control with the Manager that provides ongoing services to the Fund (together, the "Accounting Affiliates"), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund. Although the Audit Oversight Committee
does not pre-approve all services provided by the independent auditors to
Accounting Affiliates (for instance, if the engagement does not relate directly to the operations and financial reporting of the Fund), the Committee receives an annual report from the independent auditors showing the aggregate fees paid by Accounting Affiliates for such services.

     The Fund's Audit Oversight Committee may also from time to time pre-approve individual non-audit services to be provided to the Fund or an
Accounting Affiliate that were not pre-approved as part of the annual process described above. A Chairman of the Fund's Audit Oversight Committee (or any
other member of the Committee to whom this responsibility has been delegated)
may also pre-approve these individual non-audit services, provided that the fee for such services does not exceed certain pre-determined dollar thresholds. Any such pre-approval by a Chairman (or other delegate) is reported to the full
Audit Oversight Committee at its next regularly scheduled meeting.

     The pre-approval policies provide for waivers of the requirement that the
Audit Oversight Committee pre-approve permitted non-audit services provided to the Fund or its Accounting Affiliates

                                       15

pursuant to de minimis exceptions described in Section 10A of the Exchange Act and applicable regulations (referred to herein as the "de minimis exception").

     Audit Fees. Audit Fees are fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements. For the Fund's initial fiscal year, the
Audit Fees billed by PwC are shown in the table below:

              FISCAL YEAR ENDED                     AUDIT FEES
              -------------------                  -----------
                June 30, 2004                        $68,750

     Audit-Related Fees. Audit-Related Fees are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under "Audit Fees" above, including accounting consultations, agreed-upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred
Shares), attestation reports and comfort letters. The table below shows, for the Fund's initial fiscal year, the Audit-Related Fees billed by PwC to the
Fund and the Audit-Related Fees billed by PwC to the Fund's Accounting
Affiliates for audit-related services related directly to the operations and financial reporting of the Fund:

                                       FISCAL YEAR ENDED      AUDIT-RELATED FEES
                                       -------------------   -------------------

     Fund                                June 30, 2004             $21,000
     Accounting Affiliates of Fund       June 30, 2004             $     0

     Tax Fees. Tax Fees are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and tax distribution and analysis reviews. The table below shows, for the Fund's initial fiscal year, the Tax Fees billed by PwC to the Fund and the Tax Fees billed by PwC to the Fund's Accounting Affiliates for tax services related directly to the operations and financial reporting of the
Fund:

                                       FISCAL YEAR ENDED      TAX FEES
                                       -------------------   ---------

     Fund                                June 30, 2004        $2,600
     Accounting Affiliates of Fund       June 30, 2004        $    0

     All Other Fees. All Other Fees are fees related to services other than those reported above under "Audit Fees," "Audit-Related Fees" and "Tax Fees."
For the Fund's initial fiscal year ended June 30, 2004, no such fees were billed by PwC to the Fund and no such fees were billed by PwC to the Fund's
Accounting Affiliates for such services that were related directly to the operations and financial reporting of the Fund.

     During the periods indicated in the tables above, no services described under "Audit-Related Fees," "Tax Fees" or "All Other Fees" were approved pursuant to the de minimis exception.

     Aggregate Non-Audit Fees. The aggregate non-audit fees billed by PwC, for the Fund's initial fiscal year ended June 30, 2004, for services rendered to the Fund and the Fund's Accounting Affiliates are shown in the table below:

                                       16

                                       FISCAL YEAR ENDED      AGGREGATE NON-AUDIT FEES
                                       -------------------   --------------------------

     Fund                                June 30, 2004               $   23,600
     Accounting Affiliates of Fund       June 30, 2004               $4,053,640

     The Fund's Audit Oversight Committee has determined that the provision by
PwC of non-audit services to the Fund's Accounting Affiliates that were not pre-approved by the Committee (because such services were provided prior to the effectiveness of SEC rules requiring pre-approval or because such services did not relate directly to the operations and financial reporting of the Fund) were compatible with maintaining the independence of PwC as the Fund's principal auditors.

     OTHER BUSINESS. As of the date of this Proxy Statement, the Fund's officers and the Manager know of no business to come before the Meeting other than as set forth in the Notice. If any other business is properly brought before the Meeting, or any adjournment thereof, the persons named as proxies will vote in their sole discretion.

     QUORUM, ADJOURNMENTS AND METHODS OF TABULATION. A quorum at the Meeting will consist of the presence in person or by proxy of thirty percent (30%) of the total Common Shares and Preferred Shares of the Fund entitled to vote at the Meeting, except that a quorum for the election of Mr. Connor as a Trustee will consist of the presence in person or by proxy of thirty percent (30%) of the Preferred Shares of the Fund entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting or, even if a quorum is so present, in the event that sufficient votes in favor of the Proposal set forth in the
Notice are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting after the date set for the original Meeting, with no other notice than announcement at the Meeting, to permit further solicitation of proxies with respect to the
Proposal. In addition, if, in the judgment of the persons named as proxies, it is advisable to defer action on the Proposal, the persons named as proxies may propose one or more adjournments of the Meeting with respect to the Proposal for a reasonable time. Any adjournments with respect to the Proposal will require the affirmative vote of a plurality of the Shares of the Fund entitled to vote thereon present in person or represented by proxy at the session of the
Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the
Proposal. They will vote against any such adjournment those proxies required to be voted against the Proposal. The costs of any additional solicitation and of any adjourned session will be borne by the Fund. Any proposals for which sufficient favorable votes have been received by the time of the Meeting will be acted upon and such action will be final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal.

     Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Fund as tellers (the "Tellers") for the Meeting. For purposes of determining the presence of a quorum, the Tellers will count the total number of votes cast "for" or "against" approval of the Proposal, as well as
Shares represented by proxies that reflect abstentions and "broker non-votes"
(i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote and the broker or nominee does not have the discretionary voting power on a particular matter). Abstentions and broker non-votes will have no effect on the outcome of the Proposal.

     REPORTS TO SHAREHOLDERS.  The Fund's 2004 Annual Report to Shareholders
was mailed to Shareholders on or about August 25, 2004. ADDITIONAL COPIES OF
THE ANNUAL REPORT AND THE FUND'S SUBSEQUENT SEMI-ANNUAL REPORT, IF ANY, MAY BE
OBTAINED WITHOUT CHARGE FROM THE FUND BY CALLING 1-877-819-2224 OR BY WRITING
TO THE FUND AT 2187 ATLANTIC STREET, 7TH FLOOR, STAMFORD, CT 06902.

     SHAREHOLDER PROPOSALS FOR 2005 ANNUAL MEETINGS. It is currently anticipated that the Fund's next annual meeting of Shareholders (in 2005) will be held in September 2005. Proposals of Shareholders

                                       17

intended to be presented at that annual meeting of the Fund must be received by the Fund no later than May 2, 2005 for inclusion in the Fund's proxy statement and proxy card relating to that meeting. The submission by a Shareholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included. Shareholder proposals are subject to certain requirements under the federal securities laws and must be submitted in accordance with the Fund's
Bylaws. Shareholders submitting any other proposals for the Fund intended to be presented at the 2005 annual meeting (i.e., other than those to be included in the Fund's proxy materials) must ensure that such proposals are received by the
Fund, in good order and complying with all applicable legal requirements and requirements set forth in the Fund's Bylaws, no earlier than July 1, 2005 and no later than July 16, 2005. If a Shareholder who wishes to present a proposal fails to notify the Fund within these dates, the proxies solicited for the meeting will have discretionary authority to vote on the Shareholder's proposal if it is properly brought before the meeting. If a Shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC's proxy rules. Shareholder proposals should be addressed to the attention of the Secretary of the Fund, at the address of the principal executive offices of the Fund, with a copy to
Joseph B. Kittredge, Jr., at Ropes & Gray LLP, One International Place, Boston,
Massachusetts 02110-2624.

     PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY TO ENSURE THAT A
QUORUM IS PRESENT AT THE ANNUAL MEETING. A SELF-ADDRESSED, POSTAGE-PAID
ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

August 30, 2004

                                       18

                                                    EXHIBIT A TO PROXY STATEMENT

                             PIMCO CLOSED-END FUNDS

                        AUDIT OVERSIGHT COMMITTEE CHARTER
                        (Adopted as of January 14, 2004)

     The Board of Trustees (each a "Board") of each of the registered investment companies listed in Appendix A hereto (each a "Fund" and, collectively, the
"Funds"), as the same may be periodically updated, has adopted this Charter to govern the activities of the Audit Oversight Committee (the "Committee") of the
particular Board with respect to its oversight of the Fund. This Charter applies separately to each Fund and its particular Board and Committee, and shall be interpreted accordingly. This Charter supersedes and replaces any audit committee charter previously adopted by the Board or a committee of the Board.

STATEMENT OF PURPOSE AND FUNCTIONS

     The Committee's general purpose is to oversee the Fund's accounting and financial reporting policies and practices and its internal controls, including by assisting with the Board's oversight of the integrity of the Fund's financial statements, the Fund's compliance with legal and regulatory requirements, the qualifications and independence of the Fund's independent auditors, and the performance of the Fund's internal control systems and independent auditors. The
Committee's purpose is also to prepare reports required by Securities and
Exchange Commission rules to be included in the Fund's annual proxy statements, if any.

     The Committee's function is oversight. While the Committee has the responsibilities set forth in this Charter, it is not the responsibility of the
Committee to plan or conduct audits, to prepare or determine that the Fund's financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to assure compliance with laws, regulations or any internal rules or policies of the Fund. Fund management is responsible for Fund accounting and the implementation and maintenance of the
Fund's internal control systems, and the independent auditors are responsible for conducting a proper audit of the Fund's financial statements. Members of the Committee are not employees of the Funds and, in serving on this Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures. Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within management and outside the Fund from which the Committee receives information and (ii) the accuracy of financial and other information provided to the Committee by such persons or organizations absent actual knowledge to the contrary.

MEMBERSHIP

     The Committee shall be comprised of as many trustees as the Board shall determine, but in any event not less than three (3) Trustees. Each member of the Committee must be a member of the Board. The Board may remove or replace any member of the Committee at any time in its sole discretion. One or more members of the Committee may be designated by the Board as the Committee's chairman or co-chairman, as the case may be.

     Each member of the Committee may not be an "interested person" of the
Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as
amended (the "Investment Company Act"), and

                                      A-1

must otherwise satisfy the standards for independence of an audit committee member of an investment company issuer as set forth in Rule 10A-3(b) (taking into account any exceptions to those requirements set for in such rule) under the Securities Exchange Act of 1934, as amended, and under applicable listing standards of the New York Stock Exchange (the "NYSE"). Each member of the
Committee must be "financially literate" (or must become so within a reasonable time after his or her appointment to the Committee) and at least one member of the Committee must have "accounting or related financial management expertise,"
in each case as the Board interprets such qualification in its business judgment under NYSE listing standards.

RESPONSIBILITIES AND DUTIES

     The Committee's policies and procedures shall remain flexible to facilitate the Committee's ability to react to changing conditions and to generally discharge its functions. The following describe areas of attention in broad terms. The Committee shall:

     1.   Determine the selection, retention or termination of the Fund's independent auditors based on an evaluation of their independence and the nature and performance of the audit and any permitted non-audit services. Decisions by the Committee concerning the selection, retention or termination of the independent auditors shall be submitted to the Board for ratification in accordance with the requirements of Section 32(a) of the Investment Company Act. The
          Fund's independent auditors must report directly to the Committee, which shall be responsible for resolution of disagreements between management and the independent auditors relating to financial reporting.

     2.   To consider the independence of the Fund's independent auditors at least annually, and in connection therewith receive on a periodic basis formal written disclosures and letters from the independent auditors as required by the Independence Standards Board Standard
          ("ISB") No. 1.

     3.   To the extent required by applicable regulations, pre-approve (i) all audit and permitted non-audit services rendered by the independent auditors to the Fund and (ii) all non-audit services rendered by the independent auditors to the Fund's investment advisers (including sub-advisers) and to certain of the investment advisers' affiliates.
          The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

     4.   Review the fees charged by the independent auditors to the Fund, the investment advisers and certain affiliates of the investment advisers for audit, audit-related and permitted non-audit services.

     5.   If and to the extent that the Fund intends to have employees, set clear policies for the hiring by the Fund of employees or former employees of the Fund's independent auditors.

     6.   Obtain and review at least annually a report from the independent auditors describing (i) the accounting firm's internal quality-control procedures and (ii) any material issues raised (a) by the accounting firm's most recent internal quality-control review or peer review or
          (b) by any governmental or other professional inquiry or investigation performed within the preceding five years respecting one or more independent audits carried out by the firm, and any steps taken to address any such issues.

     7.   Review with the Fund's independent auditors arrangements for and the scope of the annual audit and any special audits, including the form of any opinion proposed to be rendered to the Board and shareholders of the Fund.

                                      A-2

     8.   Discuss with management and the independent auditors the Fund's audited financial statements, including any narrative discussion by management concerning the Fund's financial condition and investment performance; discuss with the independent auditors matters required by
          Statement of Accounting Standards ("SAS") No. 61 and any other matters required to be reported to the Committee under applicable law; and
          provide a statement whether, based on its review of the Fund's audited financial statements, the Committee recommends to the Board that the audited financial statements be included in the Fund's Annual Report.

     9.   Discuss with management and the independent auditors the Fund's unaudited financial statements.

     10.  Review with the independent auditors any audit problems or difficulties encountered in the course of their audit work and management's responses thereto.

     11.  Review with management and, as applicable, with the independent auditors the Fund's accounting and financial reporting policies, practices and internal controls, management's guidelines and policies with respect to risk assessment and risk management, including the effect on the Fund of any recommendation of changes in accounting principles or practices by management or the independent auditors.

     12.  Discuss with management any press releases discussing the Fund's investment performance and other financial information about the Fund, as well as any financial information provided by management to analysts or rating agencies. The Committee may discharge this responsibility by discussing the general types of information to be disclosed by the Fund and the form of presentation (i.e., a case-by-case review is not required) and need not discuss in advance each such release of information.

     13.  Establish procedures for (i) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the Fund, the Fund's investment advisers, administrator, principal underwriter (if any) or any other provider of accounting-related services for the investment advisers of concerns regarding accounting or auditing matters.

     14.  Investigate or initiate the investigation of any improprieties or suspected improprieties in the Fund's accounting operations or financial reporting.

     15.  Review with counsel legal and regulatory matters that have a material impact on the Fund's financial and accounting reporting policies and practices or its internal controls.

     16.  Report to the Board on a regular basis (at least annually) on the
          Committee's activities.

     17.  Perform such other functions consistent with this Charter, the
          Agreement and Declaration of Trust and Bylaws applicable to the Fund, and applicable law or regulation, as the Committee or the Board deems necessary or appropriate.

     The Committee may delegate any portion of its authority and responsibilities as set forth in this Charter to a subcommittee of one or more members of the Committee.

MEETINGS

     At least annually, the Committee shall meet separately with the independent auditors and separately with the representatives of Fund management responsible for the financial and accounting operations of the Fund. The
Committee shall hold other regular or special meetings as and when it deems necessary or appropriate.

                                      A-3

OUTSIDE RESOURCES AND ASSISTANCE FROM MANAGEMENT

     The appropriate officers of the Fund shall provide or arrange to provide such information, data and services as the Committee may request. The Committee shall have the authority to engage at the Fund's expense independent counsel and other experts and consultants whose expertise the Committee considers necessary to carry out its responsibilities. The Fund shall provide for appropriate funding, as determined by the Committee, for the payment of: (i)
compensation of the Fund's independent auditors for the issuance of an audit report relating to the Fund's financial statements or the performance of other audit, review or attest services for the Fund; (ii) compensation of independent legal counsel or other advisers retained by the Committee; and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in fulfilling its purposes or carrying out its responsibilities under this
Charter.

ANNUAL EVALUATIONS

     The Committee shall review and reassess the adequacy of this Charter at least annually and recommend any changes to the Board. In addition, the performance of the Committee shall be reviewed at least annually by the Board.

ADOPTION AND AMENDMENTS

     The Board shall adopt and approve this Charter and may amend the Charter at any time on the Board's own motion.

                                      A-4

                                                                       EXHIBIT A

                          FUNDS SUBJECT TO THIS CHARTER

                            (As of January 14, 2004)

                           PIMCO MUNICIPAL INCOME FUND
                     PIMCO CALIFORNIA MUNICIPAL INCOME FUND
                      PIMCO NEW YORK MUNICIPAL INCOME FUND
                           PIMCO CORPORATE INCOME FUND
                         PIMCO MUNICIPAL INCOME FUND II
                    PIMCO CALIFORNIA MUNICIPAL INCOME FUND II
                     PIMCO NEW YORK MUNICIPAL INCOME FUND II
                         PIMCO MUNICIPAL INCOME FUND III
                   PIMCO CALIFORNIA MUNICIPAL INCOME FUND III
                    PIMCO NEW YORK MUNICIPAL INCOME FUND III
                        PIMCO CORPORATE OPPORTUNITY FUND
                  NICHOLAS-APPLEGATE CONVERTIBLE & INCOME FUND
                             PIMCO HIGH INCOME FUND
                 NICHOLAS-APPLEGATE CONVERTIBLE & INCOME FUND II
                         PIMCO FLOATING RATE INCOME FUND

                                      A-5

                                                    EXHIBIT B TO PROXY STATEMENT

                       REPORT OF AUDIT OVERSIGHT COMMITTEE
                           OF THE BOARD OF TRUSTEES OF
          NICHOLAS-APPLEGATE CONVERTIBLE & INCOME FUND II (THE "FUND")
                              DATED AUGUST 17, 2004

     The Audit Oversight Committee (the "Committee") oversees the Fund's financial reporting process on behalf of the Board of Trustees of the Fund (the
"Board") and operates under a written Charter adopted by the Board. The
Committee meets with the Fund's management ("Management") and the independent registered public accounting firm and reports the results of its activities to the Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In connection with the Committee's and independent accountant's responsibilities, Management has advised that the Fund's financial statements for the fiscal year ended June 30, 2004 were prepared in conformity with the generally accepted accounting principles.

     The Committee has reviewed and discussed with Management and
PricewaterhouseCoopers LLP ("PwC"), the Fund's independent registered public accounting firm, the audited financial statements for the fiscal year ended
June 30, 2004. The Committee has discussed with PwC the matters required to be discussed by Statements on Auditing Standard No. 61 (SAS 61). SAS 61 requires independent auditors to communicate to the Committee matters including, if applicable: 1) methods used to account for significant unusual transactions; 2)
the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; 3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor's conclusions regarding the reasonableness of those estimates; and 4) disagreements with Management over the application of accounting principles and certain other matters.

     With respect to the Fund, the Committee has received the written disclosure and the letter from PwC required by Independence Standards Board
Standard No. 1 (requiring auditors to make written disclosure to and discuss with the Committee various matters relating to the auditor's independence), and has discussed with PwC their independence. The Committee has also reviewed the aggregate fees billed by PwC for professional services rendered to the Fund and for non-audit services provided to PA Fund Management LLC ("PAFM"), the Fund's investment manager, Nicholas-Applegate Capital Management LLC ("NACM"), the
Fund's sub-adviser and any entity controlling, controlled by or under common control with PAFM or NACM that provided services to the Fund. As part of this review, the Committee considered, in addition to other practices and requirements relating to selection of the Fund's independent registered public accounting firm, whether the provision of such non-audit services was compatible with maintaining the independence of PwC.

     Based on the foregoing review and discussions, the Committee presents this
Report to the Board and recommends that (1) the audited financial statements for the fiscal year ended June 30, 2004 be included in the Fund's Annual Report to shareholders for such fiscal year, (2) such Annual Report be filed with the
Securities and Exchange Commission and the New York Stock Exchange, and (3) PwC
be reappointed as the Fund's independent registered public accounting firm for the fiscal year ending June 30, 2005.

Submitted by the Audit Oversight Committee of the Board of Trustees:

Paul Belica
Robert E. Connor
Hans W. Kertess

                                      B-1

                                      PROXY
                 NICHOLAS-APPLEGATE CONVERTIBLE & INCOME FUND II
                                  COMMON SHARES

                 PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
                  SHAREHOLDERS TO BE HELD ON SEPTEMBER 28, 2004

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND

The undersigned holder of common shares of Nicholas-Applegate Convertible &
Income Fund II, a Massachusetts business trust (the "Fund"), hereby appoints
Lawrence G. Altadonna, Newton B. Schott, Jr. and Brian S. Shlissel, or any of
them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the "Annual
Meeting") to be held at 10:00 a.m., Eastern Time, September 28, 2004 at the offices of PA Fund Management LLC, 1345 Avenue of the Americas, 49th Floor, New
York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE
UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND
WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT
MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT
THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS
THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY
THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

     Please refer to the Proxy Statement for a discussion of the Proposal.

-----------------------------------------------------------------------------
              PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN
         THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
-----------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?              DO YOU HAVE ANY COMMENTS?

----------------------------------     --------------------------------------

----------------------------------     --------------------------------------

----------------------------------     --------------------------------------

    Please mark
|X| votes as in
    this example.

Your Board of Trustees urges you to vote "FOR" the election of the Nominee.

I. Election of Trustee:

   (01) Paul Belica (Class I) and (02) R. Peter Sullivan III (Class II)

                          ---               ---
                   FOR   |   |             |   | WITHHOLD
                   THE   |   |             |   | FROM THE
                NOMINEES   ---              ---  NOMINEES

          ---
         |   |
         |   |
          ---  -------------------------------------------
                 For all Nominees except as noted above

-----------------------------------------------------------------------------
                 NICHOLAS-APPLEGATE CONVERTIBLE & INCOME FUND II
-----------------------------------------------------------------------------

                                 COMMON SHARES

II. To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof, in the discretion of the proxy holder(s).

                                                           ---
Please check box at right if an address change or comment |   |
has been made on the reverse side of this card.            ---

Please be sure to sign and date this Proxy.

Shareholder                         Joint Owner
signature:____________ Date:______  (if any) signature:_____________ Date:______

                                      PROXY
                 NICHOLAS-APPLEGATE CONVERTIBLE & INCOME FUND II
                                PREFERRED SHARES

                 PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
                  SHAREHOLDERS TO BE HELD ON SEPTEMBER 28, 2004

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND

The undersigned holder of preferred shares of Nicholas-Applegate Convertible &
Income Fund II, a Massachusetts business trust (the "Fund"), hereby appoints
Lawrence G. Altadonna, Newton B. Schott, Jr. and Brian S. Shlissel, or any of
them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the "Annual
Meeting") to be held at 10:00 a.m., Eastern Time, September 28, 2004 at the offices of PA Fund Management LLC, 1345 Avenue of the Americas, 49th Floor, New
York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE
UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND
WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT
MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT
THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS
THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY
THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

      Please refer to the Proxy Statement for a discussion of the Proposal.

--------------------------------------------------------------------------------
              PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN
         THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?              DO YOU HAVE ANY COMMENTS?

----------------------------------     ----------------------------------------

----------------------------------     ----------------------------------------

----------------------------------     ----------------------------------------

    Please mark
|X| votes as in
    this example.

Your Board of Trustees urges you to vote "FOR" the election of all Nominees.

I. Election of Trustees:

(01) Robert E. Connor (Class I), (02) Paul Belica (Class I) and (03) R. Peter
Sullivan III (Class II)

                          ---               ---
                   FOR   |   |             |   | WITHHOLD
                   THE   |   |             |   | FROM ALL
                NOMINEES  ---               ---  NOMINEES

          ---
         |   |
         |   |
          ---  -------------------------------------------
                 For all Nominees except as noted above

--------------------------------------------------------------------------------
                 NICHOLAS-APPLEGATE CONVERTIBLE & INCOME FUND II
--------------------------------------------------------------------------------
                                PREFERRED SHARES

II. To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof, in the discretion of the proxy holder(s).

                                                           ---
Please check box at right if an address change or comment |   |
has been made on the reverse side of this card.            ---

Please be sure to sign and date this Proxy.

Shareholder                         Joint Owner
signature:____________ Date:______  (if any) signature:_____________ Date:______